UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2008

                          CANCER DETECTION CORPORATION
             (Exact name of registrant as specified in its charter)

                             XPENTION GENETICS, INC.
                           (Former name of Registrant)

           Nevada               333-107179 & 000-51210           980380519
(State or other jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

     10965 Elizabeth Drive, Conifer, CO                               80433
        (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (303) 908-4900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Conversion of Debt to Shares

         Effective June 30, 2008, The Regency Group, LLC elected to convert their Promissory Notes with the Company totaling $128,051 to 36,585,957 shares of common stock at $0.0035 per share.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         Effective October 31, 2008, the Board of Directors of the Company approved a resolution appointing Cyrus Boga and Robert Duff Gordon as directors of the Company.

Purchase of Shares

         On October 22, 2008, Cumbria Capital LP purchased 3,750,000 shares of the Company's common stock for $75,000. Also on October 4, 2008, Robert Duff Gordon purchased 3,750,000 shares of the Company's common stock for $75,000.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

Amendment to Agreement with the Board of Regents of the University of Texas System and the University of Texas M.D. Anderson Cancer Center

         In September, 2008, Xpention, Inc. amended its Patent and Technology License Agreement with the Board of Regents of The University of Texas System and The University of Texas M. D. Anderson Cancer Center ("UTMDACC") to extend the time frame for commercialization of a veterinary product an additional two years and to extend the time frame for commercialization of a human diagnostic product an additional three years, among other changes. It is expected that these extensions will allow the Company to complete its research and begin marketing activities within the milestones established in the amended Agreement.


                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         A.  Financial Statements - None

         B. Exhibits - Exhibit 10.1 Amendment No. 1 to the Patent and Technology License Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2009

                                           CANCER DETECTION CORPORATION



                                           By: /s/ David Kittrell
                                               ---------------------------------
                                                    David Kittrell, CEO